PROMISSORY NOTE

                                  June 25 1999

         FOR VALUE RECEIVED, Stanley K. Tanger (the "Maker" promises to pay to the order of Tanger Properties Limited Partnership (the "(Payee") the principal sum of Two Million Dollars ($2,000,000.00) or such lesser amount as shall have been advanced by the Payee to the Maker from time to time and shall remain unpaid plus interest upon unpaid principal from the date hereof at the rate of eight percent (8%) per annum, said principal and interest being payable on demand

         Any payment on the indebtedness evidenced by this Note shall be applied first to interest on the principal sum from time to time remaining unpaid and the balance shall be applied in payment and reduction of the principal. Any past due installment of principal shall bear interest at the rate above set out until paid. After the indebtedness evidenced by this Note shall become due, whether by acceleration or otherwise, such indebtedness shall bear interest at the highest contract rate permitted by applicable law not to exceed 8% per annum.

         The indebtedness evidenced by this Note is secured by the Collateral Assignment of Limited Partnership Interest dated as of the same date as this Note executed by the Maker and the Payee.

         In the event any installment of principal and interest is not paid when due, the remaining unpaid principal of this Note and all accrued but unpaid interest thereon shall immediately become due and payable, at the option of the holder hereof. In the event this Note is placed with an attorney at law for collection or enforcement, the undersigned agree to pay all costs of collection or enforcement, including, without limitation, court costs and reasonable attorneys' fees.

         If any partial prepayments of the principal of this Note shall be permitted by the holder, such prepayments shall be applied to the installments of principal last maturing hereon.

         All parties to this Note, including endorsers, sureties and guarantors, if any, hereby waive presentment for payment, demand, protest, notice of non-payment or of dishonor or of protest, and any and all other notices and demands whatsoever, and agree to remain bound until the principal and interest are paid in full notwithstanding any extensions of time for payment which may be granted, even though the period of extension be indefinite, and not withstanding any inaction by, or failure to assert any legal right available to the holder of this Note.

         IN TESTIMONY WHEREOF, each maker has executed this instrument under seal as of the day and year first above written.

                                             _________________________(SEAL)
                                             Stanley K. Tanger

                                 PROMISSORY NOTE

                                 August 27, 1999

         FOR VALUE RECEIVED, Stanley K. Tanger (the "Maker" promises to pay to the order of Tanger Properties Limited Partnership (the "(Payee") the principal sum of One Million Dollars ($1,000,000.00) or such lesser amount as shall have been advanced by the Payee to the Maker from time to time and shall remain unpaid plus interest upon unpaid principal from the date hereof at the rate of eight percent (8%) per annum, said principal and interest being payable on demand

         Any payment on the indebtedness evidenced by this Note shall be applied first to interest on the principal sum from time to time remaining unpaid and the balance shall be applied in payment and reduction of the principal. Any past due installment of principal shall bear interest at the rate above set out until paid. After the indebtedness evidenced by this Note shall become due, whether by acceleration or otherwise, such indebtedness shall bear interest at the highest contract rate permitted by applicable law not to exceed 8% per annum.

         The indebtedness evidenced by this Note is secured by the Collateral Assignment of Limited Partnership Interest dated as of the same date as this Note executed by the Maker and the Payee.

         In the event any installment of principal and interest is not paid when due, the remaining unpaid principal of this Note and all accrued but unpaid interest thereon shall immediately become due and payable, at the option of the holder hereof. In the event this Note is placed with an attorney at law for collection or enforcement, the undersigned agree to pay all costs of collection or enforcement, including, without limitation, court costs and reasonable attorneys' fees.

         If any partial prepayments of the principal of this Note shall be permitted by the holder, such prepayments shall be applied to the installments of principal last maturing hereon.

         All parties to this Note, including endorsers, sureties and guarantors, if any, hereby waive presentment for payment, demand, protest, notice of non-payment or of dishonor or of protest, and any and all other notices and demands whatsoever, and agree to remain bound until the principal and interest are paid in full notwithstanding any extensions of time for payment which may be granted, even though the period of extension be indefinite, and not withstanding any inaction by, or failure to assert any legal right available to the holder of this Note.

         IN TESTIMONY WHEREOF, each maker has executed this instrument under seal as of the day and year first above written.

                                             __________________________(SEAL)
                                             Stanley K. Tanger